UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15 (d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2014

STONEGATE MORTGAGE CORPORATION

(Exact name of registrant as specified in its charter)

Ohio	001-36116	34-1194858
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9190 Priority Way West Drive, Suite 300

Indianapolis, Indiana 46240

(Address of principal executive offices)

Registrant’s telephone number, including area code: (317) 663-5100

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On February 25, 2014, Stonegate Mortgage Corporation (“Stonegate”) will begin a series of meetings with current and potential investors. A copy of Stonegate’s written materials for such meetings is attached as Exhibit 99.1 hereto. Such materials shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(a) – (c) Not applicable.

(d)	Exhibits:

Exhibit No.	Description

99.1	Stonegate Mortgage Corporation Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

STONEGATE MORTGAGE CORPORATION (Registrant)

Date: February 25, 2014	By:	/s/ John Macke
John Macke
Chief Financial Officer
(On behalf of the Registrant and as its principal financial officer)